CROW POINT ALTERNATIVE INCOME FUND

(Investor Class Shares – AAIFX)

(Institutional Class Shares – AIIFX)

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

Supplement dated May 1, 2019

To the Fund’s Prospectus and Statement of Additional Information dated January 28, 2019,

as restated April 30, 2019

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At an in-person quarterly meeting held on April 25, 2019 (the “Meeting”), the Board of Trustees of 360 Funds approved the appointment of a new sub-adviser to the Fund. Shareholders of the Fund will be asked to consider the appointment of the new sub-adviser at a shareholder meeting scheduled for June 12, 2019.

At the Meeting, the Board appointed Winthrop Capital Management, LLC (“WCM”) as the new investment sub-adviser to the Fund. It is anticipated that a proxy statement will be mailed to shareholders soliciting their vote on the new sub-advisory agreement on or about May 17, 2019. If approved by shareholders, the sub-advisory agreement with WCM will become effective on or about June 13, 2019.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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